EXHIBIT 10.3




                           AMENDMENT TO LOAN AGREEMENT
                                 (Ugly Duckling)


         This Amendment is entered into as of this 22nd day of October, 1999 by and among UGLY DUCKLING CORPORATION, a Delaware corporation (the "Company") and each lender signatory hereto (each, a "Lender" and collectively the "Lenders").

                                    RECITALS

         A. The Company and Lenders are parties to a Loan Agreement, dated as of February 12, 1998 (the "Loan Agreement") pursuant to which the Lenders made a loan to the Company in the original principal amount of Fifteen Million Dollars ($15,000,000).

         B. The Company and Lenders desire to amend the Loan Agreement on the terms and conditions set forth in this Amendment.

         In   consideration   of  the  premises  and  other  good  and  valuable
consideration, the receipt of which is hereby acknowledged by each of the parties hereto, the parties agree as follows:

         1. Defined Terms. Unless otherwise specified herein, all capitalized terms used in this Amendment shall have the same meaning given to such terms in the Loan Agreement.

         2. Amendment to Loan Agreement. Effective as of the date hereof, the definition of "Debt" in the Loan Agreement is amended in its entirety to provide as follows:

                  "Debt" means any Obligation for borrowed money, including the indebtedness portion of any Capitalized Lease Obligations; provided, however, that the term "Debt" shall not include any amounts owed by any bankruptcy-remote subsidiary of the Company via associated securitization trusts to unaffiliated bondholders or certificateholders which are included in the Company's on-book liabilities (including amounts owed to any bondholders or certificateholders who may not have any legal recourse to any non-bankruptcy-remote subsidiaries).

         3. Incorporation of Amendment. The parties acknowledge and agree that this Amendment is incorporated into and made a part of the Loan Agreement, the terms and provisions of which are hereby affirmed and ratified and remain in full force and effect, except as amended hereby. To the extent that any term or provision of this Amendment is or may be deemed inconsistent with any term or provision of the Loan Agreement, the terms and provisions of this Amendment shall control. Each reference to the Loan Agreement shall be a reference to the Loan Agreement as amended by this Amendment. This Amendment, taken together with


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the unamended  provisions of the Loan Agreement  which are affirmed and ratified by the Company, contains the entire agreement among the parties regarding the transactions described herein and supersedes all prior agreements, written or oral, with respect thereto.

         4. Heading. The paragraph headings contained in this Amendment are for convenience of reference only and shall not be considered a part of this Amendment in any respect.

         5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of California.

         6. Assignments, Participation, Etc. Each Lender acknowledges that it is currently a Lender under the Loan Agreement, that it has authority to execute and deliver this Amendment and that it has not assigned any of its rights under the Loan Agreement except to another Lender which is party to this Amendment.

         7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

                   [Balance of Page Intentionally Left Blank]










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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                            UGLY DUCKLING CORPORATION


                              By:/S/ JON D. EHLINGER
                                     Jon D. Ehlinger
                              Secretary and General Counsel

                              Address for notices:
                              Ugly Duckling Corporation
                              2525 East Camelback Road
                              Suite 500
                              Phoenix, Arizona 85016
                              Attn: Steven P. Johnson
                              Senior Vice President and General Counsel
                              Telephone:  (602) 852-6605
                              Telecopy:  (602) 852-6696


                              ARBCO ASSOCIATES, L.P.

                              By: KAIM Non-Traditional, L.P.
                                  Its: General Partner

                              By: Kayne Anderson Investment Management, Inc.
                              Its: General Partner

                              By:/S/ ROBERT V. SINNOTT
                              Name: Robert V. Sinnott
                              Title: Vice President

                              Address for notices:
                              1800 Avenue of the Stars, Suite 200
                              Los Angeles, CA 90067
                              Attn:
                              Telephone:  (310) 284-6483
                              Telecopy :  (310) 284-6444

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                              KAYNE ANDERSON NON-TRADITIONAL INVESTMENTS, L.P.

                              By:  Kayne Anderson Non-Traditional, L.P.
                                   Its: General Partner

                              By:  Kayne Anderson Investment Management, Inc.
                                   Its: General Partner

                              By:/S/ ROBERT V. SINNOTT
                              Name: Robert V. Sinnott
                              Title: Vice President

                              Address for notices:
                              1800 Avenue of the Stars, Suite 200
                              Los Angeles, CA 90067
                              Attn:
                              Telephone: (310) 284-6438
                              Telecopy:   (310) 284-6444


                              KAYNE ANDERSON OFFSHORE LIMITED
                              By:/S/ ROBERT V. SINNOTT
                              Name: Robert V. Sinnott
                              Title: Vice President

                              Address for notices:
                              1800 Avenue of the Stars, Suite 200
                              Los Angeles, CA 90067
                              Attn:
                              Telephone: (310) 284-6438
                              Telecopy:   (310) 284-6444
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                              GLACIER WATER SERVICES, INC.


                              By:/S/ W.D. WALTERS
                              Name: W. D. Walters
                              Title: Chief Financial Officer

                              Address for notices:
                              1800 Avenue of the Stars, Suite 200
                              Los Angeles, CA 90067
                              Attn:
                              Telephone: (310) 284-6438
                              Telecopy:   (310) 284-6444


                              FOREMOST INSURANCE COMPANY

                              By: /S/ JANICE L. HUISKEN
                              Name: Janice L. Huisken
                              Title: Cash & Investment Manager

                              Address for notices:
                              1800 Avenue of the Stars, Suite 200
                              Los Angeles, CA 90067
                              Attn:
                              Telephone: (310) 284-6438
                              Telecopy:   (310) 284-6444


                              TOPA INSURANCE COMPANY


                              By: /S/ DAN SHERRIN
                              Name: Dan Sherrin
                              Title:Vice President, Chief Financial Officer

                              Address for notices:
                              1800 Avenue of the Stars, Suite 200
                              Los Angeles, CA 90067
                              Attn:
                              Telephone: (310) 284-6438
                              Telecopy:   (310) 284-6444